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                                                                    EXHIBIT 10.1



                          JUNGLE JIM'S PLAYLANDS, INC.
                         1995 EMPLOYEE STOCK OPTION PLAN

      I.  PURPOSES

      JUNGLE JIM'S PLAYLANDS, INC. (the "Company") desires to afford certain of its key employees, and the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

      The Company, by means of this 1995 Employee Stock Option Plan (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

      The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

      The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

      II.  AMOUNT OF STOCK SUBJECT TO THE PLAN

      The total number of shares of common stock of the Company which may be purchased or acquired pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 900,000 shares of the authorized common stock, $.01 par value per share, of the Company (the "Shares"), such number subject to adjustment as provided in Article XI hereof.

      Shares acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the
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Shares covered by such expired or terminated Options may again be subject to an
Option under the Plan.

      Except as provided in Article XVIII and subject to Article III, the Company may, from time to time during the period beginning on June 13, 1995 (the "Effective Date") and ending on June 12, 2000 (the "Termination Date"), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options or Non-Qualified Options or both under the terms hereinafter set forth.

      As used in the Plan, the term "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.

      III.  ADMINISTRATION

      The board of directors of the Company (the "Board of Directors") shall designate from among its members an option committee, which may be the Compensation Committee of the Board of Directors (the "Committee"), to administer the Plan. The Committee shall consist of no fewer than two members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

      Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the employees to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical).

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      Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option, that the employee agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option for a period of six (6) months following the date of the acquisition of such Option and (ii) to certain covenants concerning confidential information relating to the Company and its subsidiaries and affiliates and the ownership and protection of certain intellectual property developed during such employee's period of employment. In no event will an employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares acquired pursuant to exercise of any such Options for a period of six (6) months from the date of the acquisition of such Options, to the extent that such sale or disposition would be deemed a violation of Section 16 of the Exchange Act.

      The Committee may establish performance standards for determining the periods during which Options shall be exercisable, including without limitation standards based on the earnings of the Company and its subsidiaries for various fiscal periods. The Committee shall define such performance criteria and, from time to time, the Committee in its sole discretion and in administering the Plan may make adjustments to such performance criteria for any fiscal period so that extraordinary or unusual charges or credits, acquisitions, mergers, consolidations, and other corporate transactions and other elements of or factors influencing the calculations of earnings or any other performance standard do not distort or affect the operation of the Plan in a manner inconsistent with the achievement of its purpose.

      The determination of the Committee on matters referred to in this Article III shall be conclusive.

      The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computa-

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tion received from any such legal counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options granted hereunder.

      IV.  ELIGIBILITY

      Options may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company, except as hereinafter provided, and shall not be granted to any officer or director who is not also a salaried key employee or to any member of the Committee. Any person who shall have retired from active employment by the Company or a subsidiary corporation, although such person shall have entered into a consulting contract with the Company or a subsidiary corporation, shall not be eligible to receive any Options.

      The Plan does not create a right in any employee to participate in the Plan, nor does it create a right in any employee to have any Options granted to him or her.

      V.  OPTION PRICE AND PAYMENT

      The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company which possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Committee in its best judgment shall determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. In determining stock ownership of an employee for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

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      If the Shares are listed on a national securities exchange in the United
States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date, but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares shall have been traded. If the Shares are listed on more than one national securities exchange in the United States on the date on which the fair market value per Share is to be determined, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

      If a public market exists for the Shares on any date on which the fair market value per Share is to be determined but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

      If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

      For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

      Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash, the holder of an Option may, if and to the extent the terms of such Option so provide and to the

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extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

      VI.  USE OF PROCEEDS

      The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

      VII.  TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF
            EXERCISE

      Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option, including by providing in any grant of an Option that portions of such Option shall become vested pursuant to a vesting schedule set forth in such grant, provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

      Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) exceeds one

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hundred thousand dollars ($100,000), such Options shall be treated as
Non-Qualified Options. For purposes of this limitation, (i) the fair market value of stock is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

      Subject to the provisions of Article XVII, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

      To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

      In no event shall an Option granted hereunder be exercised for a fraction of a Share.

      VIII.  EXERCISE OF OPTIONS

      Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XIII, XIV, and XVI, the Company shall cause certificates for the Shares so purchased to be delivered to the optionee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

      IX.  NON-TRANSFERABILITY OF OPTIONS

      No Option granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable during the lifetime of the holder only by such holder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

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      X.  TERMINATION OF EMPLOYMENT

      Upon termination of employment of any employee with the Company and all parent and subsidiary corporations, an Option previously granted to the employee, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

            (a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option as herein provided, the legal representative of such employee, or such person who acquired such Option by bequest or inheritance or by reason of the death of the employee, shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such employee is entitled to purchase pursuant to such Option at the time of such employee's death, at any time up to and including one (1) year after the date of death; and

            (b) if the employment of any employee to whom such Option shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option as herein provided, such employee shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such employee is entitled to purchase pursuant to such Option at the time of such termination, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

      If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option granted

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hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

      If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled employee or former employee, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

      For all purposes of the Plan, the term "for cause" shall mean, (i) with respect to an employee who is a party to a written employment agreement with the Company, which agreement contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements, or (ii) in all other cases, as determined by the Committee, in its sole discretion, that one or more of the following has occurred: (A) any intentional or willful failure by an employee to substantially perform his or her employment duties which shall not have been corrected within thirty days following written notice thereof, (B) any engaging by an employee in misconduct which is significantly injurious to the Company or any of its subsidiaries or affiliates, (C) any breach by an employee of any covenant contained in the instrument pursuant to which an Option is granted to such an employee under the Plan, or (D) an employee's conviction of or entry of a plea of nolo contendere in respect of any felony, or of a misdemeanor which results in or is reasonably expected to result in economic or reputational injury to the Company or any of its subsidiaries or affiliates.

      For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the corporation

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granting the Option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

      A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

      In the event of the complete liquidation or dissolution of a subsidiary corporation of the Company, or in the event that the Company ceases to own, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock of such subsidiary corporation, any unexercised Options theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation of the Company after the occurrence of such event. In the event an Option is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to the employee holding such Option and such holder will have the right to exercise such Option in respect of such number of Shares for which such Options were exercisable at the time such notice is given, during the 30 day period following notice of such cancellation.

      Notwithstanding anything to the contrary contained in this Article X, in no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

      XI.  ADJUSTMENT OF SHARES; EFFECT OF CERTAIN
           TRANSACTIONS

      In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse split, split-up, split-off, spin-off, combination of shares, exchange of

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shares, or other like change in capital structure of the Company, the Committee shall make such adjustment to each outstanding Option that it, in its sole discretion, deems appropriate. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options and the number of Shares and prices per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder to be other than an "incentive stock option" for purposes of Section 422 of the Code.

      For purposes of the Plan, a "change in control" of the Company occurs if:
(a) any "Person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than any existing stockholders of the Company as of the Effective Date or any of their respective affiliates or any combination thereof (collectively, the "Existing Holders"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of all of the outstanding capital stock of the Company; or (b) the Board of Directors shall approve a sale of all or substantially all of the assets of the Company other than to an entity owned or controlled by Existing Holders; or (c) the Board of Directors shall approve any merger or consolidation, the result of which would be the occurrence of any event described in clause (a) or (b) above.

            Upon the occurrence of a transaction described in the preceding paragraph, each Option which was granted prior to the time of such transaction shall immediately become exercisable. The Committee, in its sole discretion, may determine that, upon the occurrence of any such transaction, each Option shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price for such Share under

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such Option; such amount to be payable in cash, in one or more kinds of property
(including the property, if any, payable in such transaction), or in a combination thereof, as the Board of Directors or the Committee, as the case may be, in its discretion shall determine. The provisions contained in the immediately preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is subject to the reporting requirements of Section 16(a) of the Exchange Act and the implementation of such provisions or such resulting exercise of the Option would be deemed a violation of Section 16 of the Exchange Act; provided, however, that in such case the Company nevertheless shall be entitled to cause such Option to terminate without any payment therefor.


      XII.  RIGHT TO TERMINATE EMPLOYMENT

      The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of Options and it shall not impose any obligation on the part of any holder of Options to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

      XIII.  PURCHASE FOR INVESTMENT; STOCKHOLDERS AGREEMENT

      Except as hereinafter provided, the Committee may require an employee, as a condition upon exercise of any Option granted hereunder, to execute and deliver to the Company (a) stock powers with respect to Shares underlying a particular Option and required to be held by a custodian, and (b) a written statement, in form satisfactory to the Committee in which the employee represents and warrants that Shares are being acquired for such employee's own account for investment only and not with a view to the resale or distribution thereof. The employee shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the employee shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the employee shall, prior to any offer of sale or sale of such Shares,

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obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) re-offerings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.

            The Committee may require an employee, as a condition upon any exercise of any Option granted hereunder, to become party to, and to execute and deliver a counterpart of, the Amended and Restated Stockholders and Voting Agreement dated as of April 29, 1994 by and between the Company and the persons listed in Schedule I thereto, and to become subject to all of the terms and provisions thereof as a "Management Stockholder" within the meaning of Section 2.01(a)(ii) thereof.

      XIV.  ISSUE OF CERTIFICATES, LEGENDS, PAYMENT OF
            EXPENSES

      Upon any exercise of an Option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

      The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and, if a transfer agent has been engaged by the Company, may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

      The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as

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all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer. If the issuance or transfer of Shares requires the filing of a Registration Statement under the Securities Act or an amendment of a previously filed Registration Statement, the person to receive the Shares shall bear all fees and expenses relating to such filing. However, if the Company is filing a Registration Statement or amendment for its own corporate purposes (and the Company so states), the person to receive the Shares shall bear only the fees and expenses that are attributable solely to the inclusion of such Shares in the Registration Statement or amendment.

      All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

      XV.  WITHHOLDING TAXES

      The Company may require an employee exercising a NonQualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

      XVI.  LISTING OF SHARES AND RELATED MATTERS

      The Committee may delay any award, issuance or delivery of Shares if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

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      XVII.  AMENDMENT OF THE PLAN

      The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XI), (ii) reduce the exercise price of any Incentive Option granted hereunder below the price required by Article V, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or such Option without the consent of the holder of such Option.

      XVIII.  TERMINATION OR SUSPENSION OF THE PLAN

      The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

      XIX.  GOVERNING LAW

      The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

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

      XX.  PARTIAL INVALIDITY

      The invalidity or illegibility of any provision hereof shall not be deemed to affect the validity of any other provision.

      XXI.  EFFECTIVE DATE

      The Plan shall become effective at 9:00 a.m., New York City Time, on the Effective Date.






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